February 26, 2013
To:           Shareholders of each of:

Rochdale Alternative Total Return Fund LLC
Rochdale Core Alternative Strategies Fund LLC
Rochdale Core Alternative Strategies Fund TEI LLC
Rochdale Core Alternative Strategies Master Fund LLC
Rochdale Structured Claims Fixed Income Fund, LLC
Rochdale International Trade Fixed Income Fund

Dear Shareholder:

A Joint Special Meeting of Shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on March 28, 2013 (“Joint Meeting”) for the purpose of electing members to the Board of each of the Funds.  The Boards of Managers of each of Rochdale Alternative Total Return Fund LLC and Rochdale Structured Claims Fixed Income Fund, LLC, the Boards of Directors of each of Rochdale Core Alternative Strategies Fund LLC, Rochdale Core Alternative Strategies Fund TEI LLC, and Rochdale Core Alternative Strategies Master Fund LLC and the Board of Trustees of Rochdale International Trade Fixed Income Fund (collectively, the “Boards”) have concluded that it would be appropriate for Irwin G. Barnet, Esq., Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet, and James R. Wolford (collectively, the “Candidates”) to serve on each of the Boards and have nominated them for election to each Board.  Shareholders of each of the Funds are now being asked to vote for the election of the Candidates to each of the Boards.

While you are welcome to join us at the Joint Meeting, we anticipate that most shareholders will, by signing the Proxy Ballot Card enclosed with the Proxy Statement that accompanies this letter, instruct us to cast votes on their behalf.  Simply follow the instructions printed on the Proxy Ballot Card itself.  Even if you plan to attend the Joint meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card.  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.

More information about the Candidates and the factors considered by the Boards in approving each of them is included in the enclosed proxy statement.

We urge you to read the accompanying materials carefully, to cast your vote “FOR” the election of each of the Candidates and to return your Proxy Ballot Card promptly.  If you have additional questions, we invite you to contact the Rochdale Funds toll-free at 1-800-245-9888.  As always, we appreciate your continued confidence and support.

Sincerely,

Rochdale Investment Management, LLC

Rochdale Alternative Total Return Fund LLC
Rochdale Core Alternative Strategies Fund LLC
Rochdale Core Alternative Strategies Fund TEI LLC
Rochdale Core Alternative Strategies Master Fund LLC
Rochdale Structured Claims Fixed Income Fund, LLC
Rochdale International Trade Fixed Income Fund

570 Lexington Avenue
New York, New York, 10022-6837
________________________

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD March 28, 2013
__________________________________________________

A joint special meeting (“Special Meeting”) of the shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on March 28, 2013 at 10:00 a.m. eastern time (the “Special Meeting”) at the Funds’ offices at 570 Lexington Avenue, New York, New York, for the following purpose:

At the Special Meeting, shareholders of each of the Rochdale Funds will be asked to elect each of Irwin G. Barnet, Esq., Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet and James R. Wolford to the Boards of each of the Rochdale Funds.

Shareholders of record at the close of business on February 8, 2013 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Please indicate your voting instructions on the enclosed Proxy Ballot Card.  Sign, date and return your Proxy Ballot Card in the envelope provided.  Even if you plan to attend the meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card.  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.  If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Boards of Managers of each of Rochdale Alternative Total Return Fund LLC and Rochdale Structured Claims Fixed Income Fund, LLC, the Board of Directors of each of Rochdale Core Alternative Strategies Fund LLC, Rochdale Core Alternative Strategies Fund TEI LLC, and Rochdale Core Alternative Strategies Master Fund LLC and the Board of Trustees of Rochdale International Trade Fixed Income Fund.

New York, New York
______________

2

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND LLC
ROCHDALE STRUCTURED CLAIMS FIXED INCOME FUND, LLC
ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

______________________________________________

PROXY STATEMENT
______________________________________________

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 28, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by the Boards of Managers of Rochdale Alternative Total Return Fund LLC (“RATR”) and Rochdale Structured Claims Fixed Income Fund, LLC (“RSCFIF”), the Board of Directors of each of Rochdale Core Alternative Strategies Fund LLC (“RCAS”), Rochdale Core Alternative Strategies Fund TEI LLC (“RCAS TEI”), and Rochdale Core Alternative Strategies Master Fund LLC (“RCAS Master”) and the Board of Trustees of Rochdale International Trade Fixed Income Fund (“RITFIF”) (collectively, the “Rochdale Funds”).  Proxies are solicited with respect to a Joint Special Meeting (“Joint Meeting”) of the Alternative Funds and the Trust, to be held at the offices of Rochdale Investment Management, LLC (“Rochdale” or the “Advisor”) which are located at 570 Lexington Avenue, New York, New York 10022, to be held on March 28, 2013, at 10:00 a.m. Eastern time.  The date of the first mailing of this Proxy Statement is expected to be on or about February 26, 2013.

Each of the Rochdale Funds is a closed-end investment company registered under the Investment Company Act.  Shareholders or unitholders of each of the Rochdale Funds (referred to herein as “Shareholders”) as of February 8, 2013 (“Record Date”) are entitled to vote at the Joint Meeting.  Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Rochdale Funds are listed in this Proxy Statement under the heading “Other Matters.”  The table below sets forth the number of voting securities outstanding (“Record Date Shares”) for each of the Rochdale Funds as of the Record Date.  Each voting security of each Rochdale Fund is entitled to one vote with respect to that Rochdale Fund.

Quorum; Vote Required to Approve Proposals.  Presence of the holders of 40% of the Record Date Shares of each of RATR, RCAS, RCAS TEI, RCAS Master, RSCFIF and RITFIF represented in person or by proxy, shall constitute a quorum for that Rochdale Fund for the purpose of conducting business at the Joint Meeting.  The proposal to be presented at the Joint Meeting and the votes required is summarized below.

Summary of Proposals	Affected Rochdale Funds	Shareholders Entitled to Vote; Required Vote
Proposal
All shareholders of each of the Rochdale Funds are entitled to vote in the election for their respective Rochdale Fund.  Election of each nominee as a Trustee, Director or Manager requires a majority of all votes cast at the Joint Meeting (i.e. a plurality) by shareholders of that Rochdale Fund to be cast “for” their election.

Elect each of Irwin G. Barnet, Esq., Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet and James R. Wolford to the Board of each Rochdale Fund	All Rochdale Funds

This solicitation of proxies is made primarily by the mailing of this Proxy Statement with its enclosures.  Supplementary solicitations may be made by mail and telephone and by personal contact by employees and officers of the Rochdale Funds or the Advisor, without separate compensation.  In some instances, supplementary solicitations may be made by securities dealers through which shares of the Rochdale Funds have been sold and will be made at their own expense.

If you execute and return the enclosed form of proxy (“Proxy Ballot Card”) you may nevertheless revoke your proxy at any time prior to the closing of the polls at the Joint Meeting by written notice to the Rochdale Funds prior to the Meeting; execution of a subsequent proxy that is presented at the Meeting, or casting your vote in person at the Joint Meeting.  All proxies received in proper form will be voted at the Joint Meeting in accordance with the instructions thereon or, if no instruction is given, will be voted in accordance with the recommendations of the Rochdale Funds’ Boards.  By executing the Proxy Ballot Card, you are also conferring on the persons named on the Proxy Ballot Card the authority to vote on all matters not specifically noticed which may properly come before the Meeting.  Neither the Rochdale Funds’ Boards nor the officers of the Rochdale Funds are currently aware of any matters to be presented at the Joint Meeting other than those identified in the Notice of Joint Meeting.  If, however, a quorum is not achieved for any Rochdale Fund on the scheduled date of the Joint Meeting, or in the event that the number of votes sufficient to approve the proposal set forth in the notice of meeting are not obtained by such date, the persons named as proxies on the Proxy Ballot Card will vote in favor of any adjournment proposed for such Rochdale Fund to permit further solicitation of proxies.

Annual Report.  Copies of each of the Rochdale Funds’ most recent Annual and Semi-Annual Reports to its shareholders are available without charge, upon request, by writing to the respective Rochdale Fund’s office located at 570 Lexington Avenue, New York, New York 10022 or calling (800) 245-9888.

PROPOSAL

Election of each of Irwin G. Barnet, Esq., Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet and James R. Wolford, to
the Boards of Managers of each of
Rochdale Alternative Total Return Fund LLC,
Rochdale Structured Claims Fixed Income Fund, LLC,
the Boards of Directors of each of
Rochdale Core Alternative Strategies Fund LLC,
Rochdale Core Alternative Strategies Fund TEI LLC,
Rochdale Core Alternative Strategies Master Fund LLC and
The Board of Trustees of
Rochdale International Trade Fixed Income Fund

Summary.  At the Meeting, shareholders will be asked to elect each of Irwin G. Barnet, Esq., Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt, Vernon C. Kozlen, Jay C. Nadel, William R. Sweet and James R. Wolford (the “Candidates”) to serve as a Manager, Director or Trustee of each of RATR, RCAS, RCAS TEI, RCAS Master, RSCFIF and RITFIF (the “Rochdale Funds”).

As described above, the decision to nominate each of the Candidates was reached following a review process.  In consideration of such nomination, the Boards reviewed the following factors regarding each of the nominees.

On July 2, 2012, Rochdale Investment Management, LLC (“Rochdale”), the investment adviser to each of the Rochdale Funds, was acquired by City National Bank (“City National”).  City National sponsors its own family of funds, the CNI Charter Funds.  As the businesses of City National are being combined and consolidated, the Boards of the Rochdale Funds concluded that they could benefit from the contribution of the additional experience and expertise represented by the members of the Board of the CNI Charter Funds as well as representatives of City National.  Accordingly, the Boards have recommended the election of a new Board for each of the Rochdale Funds consisting of a combination of members of the current Boards of those funds, members of the Board of the CNI Charter Funds and new members.

With respect to Mr. Barnet, the Boards considered his legal background of more than 40 years and his experience as a corporate and securities lawyer as well as his experience as a member of the Board of the CNI Charter Funds since its inception in 1999.

With respect to Mr. Clare, the Boards considered his legal background of more than 30 years and his experience as a corporate lawyer representing financial institutions.  The Boards also considered Mr. Clare’s experience assisting high net worth families with strategic, succession and dispute resolution matters.

With respect to Mr. Hanwacker, the Boards considered that he also has more than thirty years of experience in financial services including experience in fund management and servicing as well as development of a mutual fund rating service.   The Boards noted that Mr. Hanwacker is also a Certified Public Accountant with experience in, among other areas, the auditing of mutual fund companies and investment advisers and has been a member of each of the Boards of the Rochdale Funds since 2011.

With respect to Mr. Hunt, the Boards considered his more than 20 years of investment management experience, including roles on the boards of investment advisory firms and work within City National Bank and with its affiliated entities.  The Boards also noted Mr. Hunt’s experience in fund management and marketing.

With respect to Mr. Kozlen, the Boards considered his extensive investment management experience, including executive and leadership roles in both funds and investment advisors, as well as his long experience within City National Bank and affiliated entities and his experience as a member of the Board of the CNI Charter Funds.

With respect to Mr. Nadel, the Boards considered the fact that he has spent more than thirty years in the financial services sector including extensive experience in mutual fund management along with broker dealer and banking operations.  The Boards also noted that Mr. Nadel is a Certified Public Accountant with experience in, among other areas, the auditing of mutual fund companies and has been a member of each of the Boards of the Rochdale Funds since 2011.

With respect to Mr. Sweet, the Boards considered his long experience as a senior executive in a bank as well as his experience as a member of the Board of the CNI Charter Funds.

With respect to Mr. Wolford, the Boards considered his more than twenty-five years experience as a chief financial officer of various real estate investment trusts and other companies as well as his experience as a member of the Board of the CNI Charter Funds.

The persons nominated for election as new members of the Boards were recommended to the Rochdale Funds’ Nominating Committees by Richard Gershen (the President and Chief Executive Officer of CNI Charter Funds and Vice President, Wealth Management Division, of City National), and Garrett R. D’Alessandro (the President and Chief Executive Officer of Rochdale and President and Chief Executive Officer of each of the Rochdale Funds).

Each of the Candidates have agreed to the inclusion of their names in this Proxy Statement and have agreed to serve if elected.  If elected, each of the Candidates will serve an indefinite term until their respective successors are properly elected and qualified (unless he or she sooner resigns or is removed from office), subject to the retirement plan and term limits recently adopted by the Boards and described more fully below.

THE BOARDS RECOMMEND THAT
YOU VOTE “FOR” THE ELECTION OF EACH OF
IRWIN G. BARNET, ESQ., ANDREW S. CLARE,
DANIEL A. HANWACKER, JON C. HUNT,
VERNON C. KOZLEN, JAY C. NADEL,
WILLIAM R. SWEET AND JAMES R. WOLFORD

Pag 6

Each Board currently consists of five members.  The tables below set forth certain information about each of the Candidates, several of whom are current Board Members.  During the calendar year ended December 31, 2012 each Board held seven meetings.

Affiliated Board Members.  Mr. Hunt is a consultant to, and former Chief Operating Officer and Director of, Convergent Capital Management, LLC, a wholly-owned subsidiary of City National.  Mr. Clare and his law firm have provided significant legal services to City National.  For these reasons, both Mr. Hunt and Mr. Clare are considered to be “interested persons” of each Rochdale Fund for purposes of the Investment Company Act.  The following table sets forth certain information about Messrs. Hunt and Clare.
Name, Address and Age	Position(s) Held with the Rochdale Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member1	Other Directorships Held by Board Member During the Past Five Years 2
Andrew Clare 570 Lexington Avenue New York, NY 10022 Date of birth: 9/21/1945	Nominee	Through Dec. 31, 2020	Attorney and Partner, Loeb & Loeb, a law firm (1972-present)	19	None
Jon Hunt 570 Lexington Avenue New York, NY 10022 Date of birth: 10/25/1951	Nominee	Ten Years from election	Consultant to Management (2012 – present), Chief Operating Officer (1998 – 2012), Director (2003 – 2012), Convergent Capital Management LLC (investment management holding company); Director, AMBS Investment Management, LLC (1998 – present); SKBA Capital Management, LLC (1998 – 2011); Mid-Continent Capital Management LLC (2006 – 2012); Clifford Swan Investment Capital LLC (2000 – 2011); Convergent Wealth Advisors, LLC (2006 – 2011); Independence investments, LLC (2006 – 2009) and Lee Munder Capital Group, LLC (2009 – 2012).	19	Nuveen Commodities Asset Management, member of Independent Committee (2012 – present)
1
It is anticipated that at, or about, the same time as the shareholder meeting for the Rochdale Funds, the CNI Charter Funds will also hold a shareholders meeting to elect each of the Nominees to that Fund’s Board.  As a result, it is expected that each Nominee will oversee 19 funds in the Fund Complex.

2.	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Independent Board Members and Nominees.  The following table sets forth certain information about the Independent Board Members and Nominees.

Name, Address and Age	Position(s) Held with the Rochdale Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member1	Other Directorships Held by Board Member During the Past Five Years2
Irwin G. Barnet, Esq. 3 570 Lexington Avenue New York, NY 10022 Date of birth: 2/13/1938	Nominee4	Through Dec. 31, 2015	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000)	19	None

Daniel A. Hanwacker 570 Lexington Avenue New York, NY 10022 Date of birth: 10/17/51	Board Member	Ten Years from election; Since June 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	19	None
Vernon C. Kozlen 570 Lexington Avenue New York, NY 10022 Date of birth: 11/19/1943	Nominee	Through Dec. 31, 2018	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM (2001-2006), and City National Securities, Inc. (1999-2006)	19	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC5
Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Date of birth: 7/21/58	Board Member	Ten Years from election; Since June 2011	Financial Services Consultant	19	Lapolla Industries, Inc. (2007-present)
William R. Sweet 570 Lexington Avenue New York, NY 10022 Date of birth: 7/6/1937	Nominee	Through March 31, 2015	Retired. Executive Vice President, Union Bank of California (1985-1996)	19	None
James Wolford6 570 Lexington Avenue New York, NY 10022 Date of birth: 3/25/1954	Nominee	Ten Years from election	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000)	19	None
1
It is anticipated that at, or about, the same time as the shareholder meeting for the Rochdale Funds, the CNI Charter Funds will also hold a shareholders meeting to elect each of the Nominees to that Fund’s Board.  As a result, it is expected that each Nominee will oversee 19 funds in the Fund Complex.

2.	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
3.
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services. The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National was insignificant.

4.	If elected, Mr. Barnet is expected to serve as the Chairman of each of the Boards.
5.
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

6.
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National. The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

Paage 8

Governance Matters.  Board members of each of the Rochdale Funds are elected for a term of ten years.  It is the intention of the current Boards, in consultation with the Nominees, to stagger the expiration dates of such terms of office, although the current Boards have determined that it would be appropriate to delay implementation of such a structure until after the elections, so as to allow the current nominees, if elected, to vote on its adoption.  Each Board also maintains a mandatory retirement policy, under which Board members are required to retire at the end of any calendar year in which they reach 75 years of age.  If recommended by a Rochdale Fund’s Nominating Committee, retirement extensions of one or two years may be granted by a Board under extenuating circumstances.

The Board members’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of each of the Funds is handled by each Rochdale Fund’s Board as a whole and by each Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board Members receive, in connection with each Board’s regular quarterly meetings, regular reports from each Rochdale Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of each Rochdale Fund’s net asset value per share.  The Board members also receive reports, at least quarterly, from each Rochdale Fund’s Chief Compliance Officer or “CCO.”  These reports, together with presentations provided to each Board at its regular meetings, are designed to keep the Boards informed with respect to the effectiveness of each Rochdale Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on a Rochdale Fund are brought promptly to the attention of its Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, each full Board annually receives a report from its respective Rochdale Fund’s CCO and each full Board (and the Independent Board Members separately) meets with each Rochdale Fund’s CCO for the purpose of discussing the extent to which such Rochdale Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of such overall compliance program.  Additionally, each Board, and each Audit Committee (or Audit Committee Chair) meet at least annually with their respective Rochdale Fund’s independent public accounting firm.  The overall small size of the Boards assures significant participation by every Board member, so that no separate role for a “lead” Independent Board Member has been deemed necessary for any of the Boards.  Shareholders can contact the Boards or individual Board Members by sending communications to their attention at 570 Lexington Ave., New York, NY, 10022.

Taken as a whole, each Board represents a broad range of business and investment experience, as well as professional skills.  Messrs. Nadel and Hanwacker each have more than 30 years of experience in various aspects of the financial services sector including the management and auditing of investment companies and are each certified public accountants.  Messrs. Clare and Barnet have more than 30 years of experience as corporate and securities lawyers.  Messrs. Hunt and Kozlen have extensive investment management experience, including executive and leadership roles with both funds and investment advisers.  Mr. Sweet has long experience as a senior executive in a bank.  Mr. Wolford has more than 25 years experience as a chief financial officer of various real estate investment trusts and other companies.

Committees of the Boards.  Each of the RATR, RCAS, RCAS TEI, RCAS Master, RSCFIF and RITFIF Boards has established the following standing committees:

Audit Committee.  Each Audit Committee is responsible for advising its respective full Board with respect to accounting, auditing and financial matters affecting the Rochdale Fund, and meets at least once annually. The Independent Board Members comprise each Audit Committee, each of which operates in accordance with an Audit Committee Charter.  In accordance with the Audit Committee Charter, the Audit Committee is responsible for the review of the audited financial statements, oversight of independent auditors with respect to, among other things, matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and the review and approval of the engagement of independent auditors. The Audit Committee is also responsible for review and approval of any engagement (with limited exceptions) pursuant to which the independent public accountant is employed to render “permissible non-audit services” to a Rochdale Fund.  In the previously concluded fiscal year, the Audit Committees each held two meetings except for the RITFIF Audit Committee, which did not meet.

Nominating Committee.  Each Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board membership as is considered necessary from time to time and meets only as necessary.  The Nominating Committees do not operate under a written charter.  When evaluating individuals for recommendation for Board membership, the Nominating Committee Members consider the candidate’s knowledge of the investment company industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  Each of the Nominating Committees met in April 2011 in conjunction with the nomination of Mr. D’Alessandro to each of the Boards and related matters, met again in June 2011 in conjunction with the nominations of Messrs. Nadel and Hanwacker and Ms. Jones and met in November 2012 in conjunction with the nominations of each of the current Candidates.  All of each Board’s Independent Board Members comprise the Nominating Committee for that Board.  Shareholder recommendations with respect to nominations to the Board that are received by the respective Rochdale Funds at least 90 days before the date of any shareholder meeting held will be considered by the Nominating Committee.

Additionally, each of RATR, and RSCFIF has established an Executive Committee, as follows:

Executive Committee.  Messrs. Nadel and Hanwacker and Ms. Jones currently constitute each Board’s Executive Committee and are authorized to act on behalf of each Board to the extent consistent with RATR and RSCFIF’s Operating Agreement and applicable law.  If the current Candidates are each elected to the Boards it is expected that three independent Board Members will be appointed to each Executive Committee.

The Audit Committees of each of the Rochdale Funds have reviewed and discussed each Rochdale Fund’s respective audited financial statements with such Fund’s management.  Additionally, each of the Audit Committees has:  discussed with the respective independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and received written disclosures from each Rochdale Fund’s independent auditor regarding such auditing firm’s independence and has discussed the matter with the auditing firms.

Further, the Boards of each of the Rochdale Funds have established a Valuation or Pricing Committee.  These committees are responsible for implementing board approved procedures for valuing portfolio securities, monitoring the valuation of the respective Rochdale Fund’s securities and other investments; and (2) as required, determining the fair value of illiquid and other holdings after consideration of all relevant factors, subject which determinations are reported to the appropriate full Board.  Each Valuation or Pricing Committee meets as necessary when a price is not readily available.  The members of each of these committees are as follows:

RATR and RSCFIF	Garrett D’Alessandro and Carl Acebes with Kurt Hawkesworth and William O’Donnell serving ex-officio.*
RCAS, RCAS TEI and RCAS Master	Garrett D’Alessandro, Carl Acebes, William O’Donnell and Kurt Hawkesworth.*
RITFIF	Garrett D’Alessandro, Carl Acebes and Kurt Hawkesworth.*

* Messers. Hawkesworth, Acebes, D’Alessandro and O’Donnell are employees of Rochdale.

Board Member Ownership of Securities.  As of the date of this Proxy Statement, the Board Members and Officers of each of the Rochdale Funds did not own more than 1% of the outstanding shares of such Rochdale Funds.  Rochdale Investment Management has a substantial holding in all of the Rochdale Funds. The Board Members and the nominees owned the following amounts of each Rochdale Fund as of December 31, 2012.1

	Interested Board Members/Nominees		Independent Board Members/Nominees
	Andrew Clare	Jon Hunt	Jay C. Nadel	Daniel A. Hanwacker	Irwin G. Barnet	Vernon C. Kozlen	William R. Sweet	James Wolford
Rochdale Alternative Total Return Fund LLC	A	A	A	A	A	A	A	A
Rochdale Core Alternative Strategies Fund LLC	A	A	A	A	A	A	A	A
Rochdale Core Alternative Strategies Fund TEI LLC	A	A	A	A	A	A	A	A
Rochdale Core Alternative Strategies Master Fund LLC	A	A	A	A	A	A	A	A
Rochdale Structured Claims Fixed Income Fund, LLC	A	A	A	A	A	A	A	A
Rochdale International Trade Fixed Income Fund	A	A	A	A	A	A	A	A
Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Board Member in Fund Complex	A	A	A	A	A	A	A	A
Key:  (A) – None; (B) - $1-$10,000; (C) - $10,001-$50,000; (D) - $50,001-$100,000; (E) - over $100,000

None of the Independent Board Members or independent nominees own any securities issued by Rochdale or any principal underwriter of any of the Rochdale Funds or any company controlling, controlled by or under common control with Rochdale or any principal underwriter of any of the Rochdale Funds.

Compensation.  Each Fund pays each Independent Board Member a fee as set forth in the table below.   In addition, each Rochdale Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  Each Independent Board Member who is a member of an Audit, Nominating and/or Executive Committee receives a fee for each committee meeting attended.  Other officers and Board members of the Rochdale Funds receive no compensation from the Rochdale Fund.  No other compensation or retirement benefits are received by any Board member or officer from any of the Rochdale Funds.  No other entity affiliated with the Rochdale Funds pays any compensation to the Independent Board Members.

1 The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a)(2) under the Securities Exchange Act of 1934, as amended.

Fund	Independent Board Member Compensation
RATRF and RSCFIF	Independent Board Members receive an annual retainer of $3,000 and a fee of $500 per Board meeting (whether in person or telephonic) attended
RCAS, RCAS TEI and RCAS Master	Independent Board Directors receive an annual retainer of $3,000 and a fee of $500 per Board meeting (whether in person or telephonic) attended
RITFIF	Each Independent Trustee receives a fee of $500 per Board meeting ($500 in the case of a telephonic Board meeting), plus an annual retainer of $3,000.

The Table below sets forth the total aggregate compensation paid to each of the Board Members for the year ended December 31, 2012.

	Interested Board Member	Independent Board Members
	Garrett D’Alessandro*	Jay C. Nadel	Daniel A. Hanwacker	Susan Henshaw Jones*
Aggregate Compensation From Rochdale Alternative Total Return Fund LLC	None	$6,500	$6,500	$6,500
Aggregate Compensation From Rochdale Core Alternative Strategies Fund LLC	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Fund TEI LLC	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Master Fund LLC	None	$6,500	$6,500	$6,500
Aggregate Compensation From Rochdale Structured Claims Fixed Income Fund, LLC	None	$6,500	$6,500	$6,500
Aggregate Compensation From Rochdale International Trade Fixed Income Fund	None	$6,500	$6,500	$6,500

Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation From The Rochdale Fund Complex Paid To Board Member	None	$26,000	$26,000	$26,000

*Mr. D’Alessandro and Ms. Jones are current members of each of the Boards who are not standing for re-election.

Investment Management and Other Services Provided to the Rochdale Funds by Rochdale

Officers of the Rochdale Funds and the Advisor.   Rochdale, or its immediate predecessor, has served as the investment advisor for each of the Funds since the inception of each such Rochdale Fund.  Rochdale’s principal business address is 570 Lexington Avenue, New York, NY 10022-6837.  Employees of Rochdale serve as officers of the respective Rochdale Funds and, together with the Advisor, are responsible for the day-to-day operations of each Rochdale Fund.  The individuals who serve in these capacities, together with their affiliation with the Advisor, as applicable, are set forth in the table below.

	Position(s) with Each Rochdale Fund	Position with the Advisor
Garrett R. D’Alessandro	Chairman and President of each Rochdale Fund	President and Chief Executive Officer
William O’Donnell	Treasurer of RATR and RSCFIF Chief Financial Officer of RCAS, RCAS TEI and RCAS Master	Chief Financial Officer
William Souza	Chief Compliance Officer of each Rochdale Fund	Senior Vice President and Senior Counsel of City National Bank*
Kurt Hawkesworth	Secretary of each Rochdale Fund	Senior Executive Vice President, General Counsel and Chief Operating Officer

*The Advisor is owned by City National Bank.

For its investment advisory services to respective Rochdale Funds, Rochdale is entitled to receive an asset based advisory fee.  The table below sets forth the rate at which Rochdale’s fee is computed for each of the Rochdale Funds and the amount of the fees received by Rochdale with respect to the fiscal year ended December 31, 2012.

Rochdale Fund	Fee Rate	Fee Amount1
Rochdale Alternative Total Return Fund LLC2	1.75%	$727,717
Rochdale Core Alternative Strategies Fund LLC	N/A3	None

Rochdale Core Alternative Strategies Fund TEI LLC	N/A3	None
Rochdale Core Alternative Strategies Master Fund LLC4	1.25%	$710,132
Rochdale Structured Claims Fixed Income Fund, LLC	0.25%	$88,356
Rochdale International Trade Fixed Income Fund5	0.70%	N/A6

1.
These amounts reflect the actual suns received by the Advisor, taking into account certain fee waivers and expense reimbursements.  As described in the Rochdale Funds’ registration statements, the Advisor has contractually agreed to limit the expenses of certain of the Funds at various levels.

2.	RATR may also be subject to an additional “Performance Allocation.”
3.	RCAS and RCAS TEI pay fees indirectly through RCAS Master.
4.	RCAS Master may also be subject to an additional “Incentive fee.”
5.	RITFIF commenced operations on August 1, 2012.
6.	For the period ended December 31, 2012, advisory fees were entirely offset by fee waivers.

Principal Underwriter.  RIM Securities LLC, which is also located at 570 Lexington Avenue, New York, New York, 10022 serves as principal underwriter or placement agent for the each Rochdale Fund.

Administration, Fund Accounting and Related Services.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as each Rochdale Fund’s administrator, transfer agent and dividend disbursing agent. U.S. Bank, N.A., PO Box 1118, Mail Location CN-OH-WGTC, Cincinnati, OH  45201-1118 serves as custodian of each Fund’s cash and securities.

Pursuant to the terms of separate service agreements, Rochdale also provides certain administrative services to the several Rochdale Funds, including coordination of other third party organizations with whom the respective Rochdale Fund’s contract for services necessary to their operation and the services of a chief compliance officer.  For its services under such agreement, Rochdale receives a fee of .25% of each Rochdale Fund’s net assets.

Independent Public Accountants.

RSCFIF.  Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has served as the independent public accountant for RSCFIF for each of the past two fiscal years to perform audit services, audit-related services and tax services for RSCFIF.  “Audit services” refer to performing an audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year.  “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed by Tait, Weller & Baker for each of the last two fiscal years for such services.  During the periods shown, Tait, Weller & Baker has not provided any other audit, accounting or other services to RSCFIF.

	Audit Fees (For year ending 12/31/11)	Audit Fees (For year ending 12/31/12)
Fees for Audit Services	$25,000	$25,000
Fees for Audit-Related Services	None	None
Fees for Tax Services	$10,000	$10,000
All Other Fees	None	None

Before an auditor is engaged by RSCFIF to render audit services, the Audit Committee is required, under the provisions of its charter, to review and approve such engagement.  In addition, the charter requires that the Audit Committee review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to RSCFIF.  A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.2  Other than tax services, Tait, Weller & Baker has not provided any non-audit related services to RSCFIF during the periods shown in the table above.  The charter also requires Audit Committees review and approval of any proposal pursuant to which the independent public accountant would render non-audit services to certain affiliates of the Tait Audited Funds (including the Advisor), if such engagement would relate directly to the operations and financial reporting of such fund.  During the periods shown in the table above, Tait, Weller & Baker has not provided to any such affiliate any services that are subject to such review.  All of the principal accountant’s hours spent on auditing the financial statements of the Tait Audited Funds were attributed to work performed by full-time permanent employees of the principal accountant.

RATR, RCAS, RCAS TEI, RCAS Master and RITFIF (the “PKFOD Audited Funds”).  PKF O’Connor Davies, a division of O’Connor Davies, LLP (“PKFOD”) located at 29 Broadway, New York, NY 10006, has served as the independent public accountant for each of the PKFOD Audited Funds for each of the past two fiscal years to perform audit services, audit-related services and tax services for the PKFOD Audited Rochdale Funds.  “Audit services” refer to performing an audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year.  “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed by PKFOD for each of the last two fiscal years for such services.  During the periods shown, PKFOD has not provided any other audit, accounting or other services to the PKFOD Audited Funds.

RATR
	Audit Fees (For year ending 12/31/11)	Audit Fees (For year ending 12/31/12)
Fees for Audit Services	$33,400	$33,400
Fees for Audit-Related Services	None	None
Fees for Tax Services	$7,500	$7,500
All Other Fees	None	None

RCAS
	Audit Fees (For year ending 12/31/11)	Audit Fees (For year ending 12/31/12)
Fees for Audit Services	$15,773	$15,773
Fees for Audit-Related Services	None	None
Fees for Tax Services	$3,327	$3,150
All Other Fees	None	None

2 Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;  (vi) management functions; (vii) human resources;  (viii) broker-dealer, investment advisor, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

RCAS TEI
	Audit Fees (For year ending 12/31/11)	Audit Fees (For year ending 12/31/12)
Fees for Audit Services	$14,494	$14,494
Fees for Audit-Related Services	None	None
Fees for Tax Services	$3,056	$3,000
All Other Fees	None	None

RCAS Master
	Audit Fees (For year ending 12/31/11)	Audit Fees (For year ending 12/31/12)
Fees for Audit Services	$43,233	$43,233
Fees for Audit-Related Services	None	None
Fees for Tax Services	$9,117	$8,850
All Other Fees	None	None

Before an auditor is engaged by the PKFOD Audited Funds to render audit services, the Audit Committees are required, under the provisions of their respective charters, to review and approve such engagement.  In addition, the charters require that the Audit Committees review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to the respective Rochdale Fund.  A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.  Other than tax services, PKFOD has not provided any non-audit related services to the PKFOD Audited Funds during the periods shown in the table above.  The charter also requires Audit Committee review and approval of any proposal pursuant to which an PKFOD Audited Fund’s independent public accountant would render non-audit services to certain affiliates of such fund (including the Advisor), if such engagement would relate directly to the operations and financial reporting of the PKFOD Audited Fund.  During the periods shown in the table above, PKFOD has not provided to any such affiliate any services that are subject to such review.  All of the principal accountant’s hours spent on auditing the PKFOD Audited Funds’ financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

OTHER MATTERS

Abstentions and “Broker Non-Votes.”  Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists.  However, abstentions and broker non-votes with respect to any matter brought to a vote at the Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes.  The persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

Affiliated Brokerage.
The following brokerage commissions were paid by the Rochdale Funds for the year ended December 31, 2012:

Rochdale Alternative Total Return Fund LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund TEI LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Master Fund LLC
Affiliated	None
Non-Affiliated	None
Rochdale Structured Claims Fixed Income Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale International Trade Fixed Income Fund
Affiliated	None
Non-Affiliated	None

Ownership of the Rochdale Funds.  As of the Record Date, the Board Members and Officers of each of the Rochdale Funds did not own more than 1% of the outstanding shares of such Rochdale Funds.  Rochdale Investment Management has a substantial holding in all of the Rochdale Funds.  The following table sets forth those persons who, to the knowledge of the Rochdale Funds and as of the close of business on the Record Date, held, as of record, more than five percent of the outstanding shares of a Rochdale Fund.

Fund Name	Shareholder Name	Address	No. of Shares Held as of Record Date	% held as of Record Date
RATR	Joe K. Fulton	Lubbock, TX	1,911.67	5.31%
RATR	Rochdale Alternative Total Return Offshore Fund	New York, New York	10,946.71	30.40%
RCAS	53 Compo Beach Road, LLC	c/o Richard and Patricia Jay Westport, CT	140	7.65%
RCAS	Sharon R Pelletier Thaler Revocable Living Tr UAD	Minnetrista, MN	300	16.40%

RCAS	Madeleine Rudin Johnson	Greenwich, CT	366.41	20.03%
RSCFIF	Robert J Guttag	c/o Peggy Casper New York, NY	2,000.05	5.13%
RSCFIF	RMC Investments, LTD.	Houston, TX	2,000.06	5.13%
RITFIF	Joe K. Fulton	Lubbock, TX	94,000	10.08%

General Matters Under Delaware Law.  Under Delaware law, the Rochdale Funds are not required, and currently do not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law.  The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Board Members and, if a Rochdale Fund holds an annual meeting, ratification of the Board’s selection of the Rochdale Fund’s independent public accountants.  Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Board Members.  To the extent required by law, the Rochdale Funds will assist in shareholder communication in such matters.  Although the Rochdale Funds do not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting.  In the event that an annual meeting is held, any such proposal must be received at least 90 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.  Shareholders who desire to contact the Board of one or more of the Rochdale Funds should contact that Rochdale Fund’s Secretary.

February 26, 2013

Form of Proxy Card

PROXY SOLICITED ON BEHALF OF THE
BOARD OF MANAGERS FOR THE
ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC

SPECIAL MEETING OF MEMBERS ON MARCH 28, 2013

The undersigned member hereby appoints Garrett R. D’Alessandro and Kurt Hawkesworth, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Alternative Total Return Fund LLC (the “Fund”) held of record by the undersigned at the close of business on February 8, 2013, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 28, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated February 14, 2013.

THE BOARD OF MANAGERS OF THE FUND
RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Proposal No. 1. Election of Managers.

Nominees:

(01) Irwin G. Barnet, Esq.	(05) Vernon C. Kozlen
(02) Andrew S. Clare	(06) Jay C. Nadel
(03) Daniel A. Hanwacker	(07) William R. Sweet
(04) Jon C. Hunt	(08) James R. Wolford

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM. IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the election of each of the Nominees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Fund are held jointly, each holder should sign.

Name of Member (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
For example: for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card

PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on March 28, 2013, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

Form of Proxy Card

PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND LLC

SPECIAL MEETING OF MEMBERS ON MARCH 28, 2013

The undersigned member hereby appoints Garrett R. D’Alessandro and Kurt Hawkesworth, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Core Alternative Strategies Fund LLC (the “Fund”) held of record by the undersigned at the close of business on February 8, 2013, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 28, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated February 14, 2013.

THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Proposal No. 1. Election of Directors.

Nominees:

(01) Irwin G. Barnet, Esq.	(05) Vernon C. Kozlen
(02) Andrew S. Clare	(06) Jay C. Nadel
(03) Daniel A. Hanwacker	(07) William R. Sweet
(04) Jon C. Hunt	(08) James R. Wolford

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM. IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the election of each of the Nominees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Fund are held jointly, each holder should sign.

Name of Member (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
For example: for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535

		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card
PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on March 28, 2013, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

Form of Proxy Card

PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI LLC

SPECIAL MEETING OF MEMBERS ON MARCH 28, 2013

The undersigned member hereby appoints Garrett R. D’Alessandro and Kurt Hawkesworth, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Core Alternative Strategies Fund TEI LLC (the “Fund”) held of record by the undersigned at the close of business on February 8, 2013, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 28, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated February 14, 2013.

THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Proposal No. 1. Election of Directors.

Nominees:

(01) Irwin G. Barnet, Esq.	(05) Vernon C. Kozlen
(02) Andrew S. Clare	(06) Jay C. Nadel
(03) Daniel A. Hanwacker	(07) William R. Sweet
(04) Jon C. Hunt	(08) James R. Wolford

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM. IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the election of each of the Nominees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Fund are held jointly, each holder should sign.

Name of Member (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
For example: for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card
PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on March 28, 2013, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

Form of Proxy Card

PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND LLC

SPECIAL MEETING OF MEMBERS ON MARCH 28, 2013

The undersigned member hereby appoints Garrett R. D’Alessandro and Kurt Hawkesworth, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Core Alternative Strategies Master Fund LLC (the “Fund”) held of record by the undersigned at the close of business on February 8, 2013, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 28, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated February 14, 2013.

THE BOARD OF DIRECTORS OF THE FUND
RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Proposal No. 1. Election of Directors.

Nominees:

(01) Irwin G. Barnet, Esq.	(05) Vernon C. Kozlen
(02) Andrew S. Clare	(06) Jay C. Nadel
(03) Daniel A. Hanwacker	(07) William R. Sweet
(04) Jon C. Hunt	(08) James R. Wolford

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM. IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the election of each of the Nominees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Fund are held jointly, each holder should sign.

Name of Member (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
For example: for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card
PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on March 28, 2013, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

Form of Proxy Card

PROXY SOLICITED ON BEHALF OF THE
BOARD OF MANAGERS FOR THE
ROCHDALE STRUCTURED CLAIMS FIXED INCOME FUND LLC

SPECIAL MEETING OF MEMBERS ON MARCH 28, 2013

The undersigned member hereby appoints Garrett R. D’Alessandro and Kurt Hawkesworth, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale Structured Claims Fixed Income Fund LLC (the “Fund”) held of record by the undersigned at the close of business on February 8, 2013, at the special meeting of members of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 28, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated February 14, 2013.

THE BOARD OF MANAGERS OF THE FUND
RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Proposal No. 1. Election of Managers.

Nominees:

(01) Irwin G. Barnet, Esq.	(05) Vernon C. Kozlen
(02) Andrew S. Clare	(06) Jay C. Nadel
(03) Daniel A. Hanwacker	(07) William R. Sweet
(04) Jon C. Hunt	(08) James R. Wolford

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM. IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the election of each of the Nominees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Fund are held jointly, each holder should sign.

Name of Member (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
For example: for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card
PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Members to be held on March 28, 2013, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.

Form of Proxy Card

PROXY SOLICITED ON BEHALF OF THE
BOARD OF TRUSTEES FOR THE
ROCHDALE INTERNATIONAL TRADE FIXED INCOME FUND

SPECIAL MEETING OF SHAREHOLDERS ON MARCH 28, 2013

The undersigned shareholder hereby appoints Garrett R. D’Alessandro and Kurt Hawkesworth, jointly and severally, as proxies, with full power to appoint such member’s substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Rochdale International Trade Fixed Income Fund (the “Fund”) held of record by the undersigned at the close of business on February 8, 2013, at the special meeting of shareholder of the Fund to be held at the offices of Rochdale Investment Management LLC, 570 Lexington Avenue, New York, New York 10022 on March 28, 2013, at 10:00 a.m., New York time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholder and the Proxy Statement dated February 14, 2013.

THE BOARD OF TRUSTEES OF THE FUND
RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Proposal No. 1. Election of Trustees.

Nominees:

(01) Irwin G. Barnet, Esq.	(05) Vernon C. Kozlen
(02) Andrew S. Clare	(06) Jay C. Nadel
(03) Daniel A. Hanwacker	(07) William R. Sweet
(04) Jon C. Hunt	(08) James R. Wolford

Instructions: To withhold authority to vote any nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

FOR ALL
WITHHOLD ALL
FOR ALL EXCEPT

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FACSIMILE TO (212)-702-3535 OR AS A SCANNED EMAIL ATTACHMENT TO ROCHDALE@ROCHDALE.COM. IF YOU VOTE BY FACSIMILE OR EMAIL, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If this proxy is executed and the manner of voting is not otherwise specified, this proxy will be voted “FOR” the election of each of the Nominees. The named proxies are also authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof and matters incident to the conduct of the meeting or any adjournments or postponements thereof.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If interests in the Fund are held jointly, each holder should sign.

Name of Shareholder (exactly as it appears on your account statement)
Authorized Signature Title:	Authorized Signature Title:
Date:

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:	Sign your name exactly as it appears on your account statement.
2. All Other Accounts:	The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.
For example: for Corporate Accounts

Registration	Valid Signature
(1) ABC Corp.	John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	John Doe
(3) ABC Corp., Profit Sharing Plan	John Doe, Fundee

ROCHDALE ALTERNATIVE TOTAL RETURN FUND LLC
3 EASY WAYS TO VOTE YOUR BALLOT:

Voting by Mail		Voting by Facsimile
•	Read the Proxy Statement	•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card	•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card	•	Sign and date this proxy card
•	Mail your completed proxy card in the enclosed envelope	•	Return the completed proxy card by facsimile to (212) 702-3535
		•	Do not mail this proxy card
Voting by Email
•	Read the Proxy Statement
•	Check the appropriate boxes on this proxy card
•	Sign and date this proxy card
•	Scan the completed proxy card, and return the scanned proxy card as an email attachment to Rochdale@rochdale.com
•	Do not mail this proxy card
PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY FACSIMILE OR EMAIL

Only properly executed proxies received before the Special Meeting of Shareholder to be held on March 28, 2013, at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.